Exhibit 10.35

                              AMNET MORTGAGE, INC.
                         NOTICE OF GRANT OF STOCK OPTION
                                (Directors Grant)

         ________________ (the "Optionee") has been granted an option (the "Option") to purchase certain shares of Stock of AmNet Mortgage, Inc. pursuant to the AmNet Mortgage, Inc. 2004 Equity Incentive Plan (the "Plan"), as follows:

         Date of Option Grant:              ____________

         Number of Option Shares:           ____________

         Exercise Price:                    $___________  per share


         Initial Vesting Date:              ____________

         Option Expiration Date:            The date ten (10) years after
                                            the Date of Option Grant.

         Tax Status of Option:              Nonstatutory Stock Option.

         Vested Shares: Except as provided in the Plan and Stock Option Agreement, the number of Vested Shares (disregarding any resulting fractional share) as of any date is determined by multiplying the Number of Option Shares by the "Vested Percentage" determined as of such date as follows:

                                                             Vested
                                                           Percentage
                                                           ----------

                  c. Initially, all shares of stock shall
                     be Unvested Shares                         0

                  d. On Initial Vesting Date, provided
                     Optionee's Service has  not terminated
                     prior to such date                        100%

         By their signatures below, the Company and the Optionee agree that the Option is governed by this Notice and by the provisions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document. The Optionee acknowledges receipt of copies of the Plan and the Stock Option Agreement, represents that the Optionee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions.

AMNET MORTGAGE, INC.                                 OPTIONEE

By:
    ------------------------------------------- ------------------------------
                                                Signature
Its:
     ------------------------------------------ ------------------------------
                                                Date
Address:   10421 Wateridge Circle, Suite 250
                                                ------------------------------
           San Diego, CA 92121                  Address


ATTACHMENTS: 2004 Equity Incentive Plan, as amended to the Date of Option Grant;
             Stock Option Agreement and Exercise Notice

                              AMNET MORTGAGE, INC.
                             STOCK OPTION AGREEMENT
                                (Directors Grant)

AmNet Mortgage, Inc. has granted to the individual (the "Optionee") named in the Notice of Grant of Stock Option (the "Notice") to which this Stock Option Agreement (the "Option Agreement") is attached an option (the "Option") to purchase certain shares of Stock upon the terms and conditions set forth in the Notice and this Option Agreement. The Option has been granted pursuant to and shall in all respects be subject to the terms and conditions of the AmNet Mortgage, Inc. 2004 Equity Incentive Plan (the "Plan"), as amended to the Date of Option Grant, the provisions of which are incorporated herein by reference. By signing the Notice, the Optionee: (a) represents that the Optionee has read and is familiar with the terms and conditions of the Notice, the Plan and this Option Agreement, including the Effect of Termination of Service set forth in
Section 7, (b) accepts the Option subject to all of the terms and conditions of the Notice, the Plan and this Option Agreement, (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Notice, the Plan or this Option Agreement, and (d) acknowledges receipt of a copy of the Notice, the Plan and this Option Agreement.

         1. DEFINITIONS AND CONSTRUCTION.

         1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Notice or the Plan.

         1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term ooro is not intended to be exclusive, unless the context clearly requires otherwise.

         2. TAX CONSEQUENCES.

         2.1 Tax Status of Option. This Option is intended to have the tax status designated in the Notice.

         (a) Incentive Stock Option. If the Notice so designates, this Option is intended to be an Incentive Stock Option within the meaning of Section 422(b) of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee's own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. (NOTE TO OPTIONEE:
If the Option is exercised more than three (3) months after the date on which you cease to be an Employee (other than by reason of your death or permanent and total disability as defined in Section 22(e)(3) of the Code), the Option will be treated as a Nonstatutory Stock Option and not as an Incentive Stock Option to the extent required by Section 422 of the Code.)

         (b) Nonstatutory Stock Option. If the Notice so designates, this Option is intended to be a Nonstatutory Stock Option and shall not be treated as an Incentive Stock Option within the meaning of Section 422(b) of the Code.

         2.2 ISO Fair Market Value Limitation. If the Notice designates this Option as an Incentive Stock Option, then to the extent that the Option (together with all Incentive Stock Options granted to the Optionee under all stock option plans of the Participating Company Group, including the Plan) becomes exercisable for the first time during any calendar year for shares having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount will be treated as Nonstatutory Stock Options. For purposes of this Section 2.2, options designated as Incentive Stock Options are taken into account in the order in which they were granted, and the Fair Market Value of stock is determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 2.2, such different limitation shall be deemed incorporated herein effective as of the date required or permitted by such amendment to the Code. If the Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 2.2, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option. (NOTE TO OPTIONEE: If the aggregate Exercise Price of the Option (that is, the Exercise Price multiplied by the Number of Option Shares) plus the aggregate exercise price of any other Incentive Stock Options you hold (whether granted pursuant to the Plan or any other stock option plan of the Participating Company Group) is greater than $100,000, you should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an Incentive Stock Option.)

         3. ADMINISTRATION.

         All questions of interpretation concerning this Option Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         4. EXERCISE OF THE OPTION.

         4.1 Right to Exercise. Except as otherwise provided herein, the Option shall be exercisable on and after the Date of Option Grant (or if later, the Optionee's Service commencement date) and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the number of Vested Shares less the number of shares previously acquired upon exercise of the Option.

         4.2 Method of Exercise. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such written notice and the aggregate Exercise Price.

         4.3 Payment of Exercise Price.

         (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(b), or (iv) by any combination of the foregoing.

         (b) Limitations on Forms of Consideration.

                  (i) Tender of Stock. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                  (ii) Cashless Exercise. A oCashless Exerciseo means the delivery of a properly executed notice together with irrevocable instructions to a broker in a form acceptable to the Company providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

         4.4 Tax Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or
(iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Participating Company Group have been satisfied by the Optionee.

         4.5 Certificate Registration. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

         4.6 Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

         4.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

         5. TRANSFERABILITY OF THE OPTION.

         The Option may generally only be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be exercised, assigned or transferred in any manner except by will, by the laws of descent and distribution, or as otherwise provided in the Plan. Following the death of the Optionee, the Option, to the extent provided in
Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         6. TERMINATION OF THE OPTION.

         The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

         7. EFFECT OF TERMINATION OF SERVICE.

         7.1 Option Exercisability.

         (a) Disability. If the Optionee's Service with the Participating Company Group terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of six (6) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

         (b) Death. If the Optionee's Service with the Participating Company Group terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of six (6) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within one (1) month after the Optionee's termination of Service.

         (c) Other Termination of Service. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of one month (1) month (or such other longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

         7.2 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until one (1) month after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

7.3 Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

         8. CHANGE IN CONTROL.

         In the event of a Change in Control, the exercisability and vesting of each outstanding Option held by the Optionee, provided the Optionee's Service has not terminated prior to such date, shall be 100% accelerated, effective as of the date ten (10) days prior to the date of the Change in Control. Any vesting of the Option that was permissible solely by reason of this Section 8 shall be conditioned upon the consummation of the Change in Control. In addition, in the event of a Change in Control, the Acquiring Corporation may either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein.

         9. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

         In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "New Shares"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded down to the nearest whole number, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.

         10. RIGHTS AS A STOCKHOLDER, EMPLOYEE OR CONSULTANT.

         The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. If the Optionee is an Employee, the Optionee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Optionee, the Optionee's employment is "at will" and is for no specified term. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee or Consultant, as the case may be, at any time.

         11. NOTICE OF SALES UPON DISQUALIFYING DISPOSITION.

         The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, if the Notice designates this Option as an Incentive Stock Option, the Optionee shall (a) promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year after the date the Optionee exercises all or part of the Option or within two (2) years after the Date of Option Grant and (b) provide the Company with a description of the circumstances of such disposition. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, unless otherwise expressly authorized by the Company, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee's name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after Date of Option Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.

         12. LEGENDS.

         The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions, and, if applicable, that the shares were acquired upon exercise of an Incentive Stock Option on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

13. LOCK-UP AGREEMENT.

         The Optionee hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act.

         14. RESTRICTIONS ON TRANSFER OF SHARES.

         No shares acquired upon exercise of the Option may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Optionee), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Option Agreement, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any shares which will have been transferred in violation of any of the provisions set forth in this Option Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.

         15. MISCELLANEOUS PROVISIONS.

         15.1 Binding Effect. Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         15.2 Termination or Amendment. The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in
Section 8 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation or is required to enable the Option, if designated an Incentive Stock Option in the Notice, to qualify as an Incentive Stock Option. No amendment or addition to this Option Agreement shall be effective unless in writing.

         15.3 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party's signature on the Notice or at such other address as such party may designate in writing from time to time to the other party.

         15.4 Integrated Agreement. The Notice, this Option Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of the Notice and the Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

         15.5 Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

         15.6 Counterparts. The Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
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(TM)  Incentive Stock Option             Optionee:
                                                 --------------------------
(TM)  Nonstatutory Stock Option
                                         Date:
                                                 --------------------------


                          STOCK OPTION EXERCISE NOTICE

AmNet Mortgage, Inc.
Attention: Chief Financial Officer
10421 Wateridge Circle, Suite 250
San Diego, CA 92121

Ladies and Gentlemen:

         1. Option. I was granted an option (the "Option") to purchase shares of the common stock (the "Shares") of AmNet Mortgage, Inc. (the "Company") pursuant to the Company's 2004 Equity Incentive Plan (the "Plan"), my Notice of Grant of Stock Option (the "Notice") and my Stock Option Agreement (the "Option Agreement") as follows:

                  Grant Number:
                                                                                    -------------------------------

                  Date of Option Grant:
                                                                                    -------------------------------

                  Number of Option Shares:
                                                                                    -------------------------------

                  Exercise Price per Share:                                         $
                                                                                      -----------------------------

         2. Exercise of Option. I hereby elect to exercise the Option to purchase the following number of Shares:

                  Total Shares Purchased:
                                                                                    -------------------------------

                  Total Exercise Price (Total Shares  X  Price per Share)           $
                                                                                     ------------------------------

         3. Payments. I enclose payment in full of the total exercise price for the Shares in the following form(s), as authorized by my Option Agreement:

                  (TM)     Cash:                                                     $
                                                                                      -----------------------------

                  (TM)     Check:                                                    $
                                                                                      -----------------------------

                  (TM)     Tender of Company Stock:                                  Contact Plan Administrator

                  (TM)     Cashless exercise                                         Contact Plan Administrator

         4. Tax Withholding. Subject to the Option Agreement, I authorize payroll withholding, if required, and otherwise will make adequate provision for the federal, state, local and foreign tax withholding obligations of the Company, if any, in connection with the Option.

         5.       Optionee Information.

                  My address is:

                  ------------------------------------------------------------

                  ------------------------------------------------------------

                  My Social Security Number is:
                                                ------------------------------

         6. Notice of Disqualifying Disposition. If the Option is an Incentive Stock Option, I agree that I will promptly notify the Chief Financial Officer of the Company if I transfer any of the Shares within one (1) year from the date I exercise all or part of the Option or within two (2) years of the Date of Option Grant.

         7. Binding Effect. I agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Option Agreement, to all of which I hereby expressly assent. This Agreement shall inure to the benefit of and be binding upon the my heirs, executors, administrators, successors and assigns.

         I understand that I am purchasing the Shares pursuant to the terms of the Plan, the Notice and my Option Agreement, copies of which I have received and carefully read and understand.

                                              Very truly yours,

                                              ---------------------------------
                                              (Signature)

Receipt of the above is hereby acknowledged.

AMNET MORTGAGE, INC.

By:
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Title:
        ----------------------------------------------

Dated:
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